
SkyHarbour
SKYH
NYSE
Boston Omaha Annual Shareholder Meeting
August 2026
Atlanta Chicago Dallas Denver Hartford Houston Los Angeles Miami Nashville New York Orlando Portland Phoenix Salt Lake City San Jose Trenton Washington

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future; Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts; our ability to negotiate new ground leases with airport authorities on attractive terms or at all; and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 19, 2026, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 19, 2026, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

Why We Raised $40 Million at This Juncture

August 2026 Direct Offering to Strategic Investors

$40mm Equity + $120mm Debt = $160mm Total Capex

↓ *~$300/RSF*

500,000 Rentable SF of New Hangar Capacity

↓

$18mm Stabilized NOI at a 5.0% Cap Rate

↓

$360mm Enterprise Value

↓ *less $120mm Debt*

$240mm of Equity Value Creation

≈ $2.92 per Share

Ground Leases at Key US Airports, at an Attractive Cost

Ground Lease Expense vs. Average Revenue Run Rate per Rentable SF


$ per Rentable SF
50
45
40
35
30
25
20
15
10
5
0
$21.74
$1.48
SGR
$36.50
$4.13
BNA
$24.22
$3.87
CMA
$46.44
$1.62
OPF (1+2)
$26.80
$1.75
DVT 1
$20.65
$1.66
ADS 1
$32.66
$2.36
APA 1
Average Revenue Run Rate ($/SF)
Ground Lease Expense ($/RSF)

Average revenue run rate ($/SF) = revenue run rate / (RSF x economic occupancy)

We Are a Greenfield Developer

We Invest Your Money at Cost — Illustrative Project Economics per RSF



AT STABILIZATION — VALUE SPLIT
$720/SF Market Value
$270/SF
Debt Repaid
$450/SF
Equity Value
TODAY — HOW IT'S FUNDED
$300/SF Total Project Cost
$270/SF
Debt (90%)
$30/SF Equity (10%)
Capital Stack Target
Value Split at Exit

$450 equity value

$30 equity invested

≈15x

PRE-TAX MOIC

Illustrative full-stabilized unit economics per rentable square foot. Debt of $270/SF reflects the enhanced capital stack ($195/SF senior + $75/SF subordinated bonds). Market value assumes $36/SF stabilized NOI capitalized at 5.0%. MOIC is pre-tax and is not annualized. Actual results may vary based on construction costs, lease-up timing, financing terms and market conditions. Not a guarantee of future performance.

Economies of Scale & Vertical Integration

Lower Cost, Higher Quality, Increased Efficiency


TIME
Rentable SF
300,000
250,000
200,000
150,000
100,000
50,000
0
66,080
149,069
160,092
134,270
118,602
130,664
111,201
107,360
110,990
171,520
133,640
85,760
107,680
256,240
SGR
BNA
OPF 1
DVT
ADS
APA
OPF 2
BDL
ADS 2
SLC
ORL
POU
HIO
SWF
Outsourced GC
Ascend (in-house)

TONS OF STEEL MANUFACTURED IN-HOUSE


Tons
8000
6000
4000
2000
0
0
0
0
0
571
3,091
3,645
6,448
2020
2021
2022
2023
2024
2025
2026 YTD
2026E

"E" = estimated/forward-looking year

Ability to Issue Tax-Exempt Private Activity Bonds (PABs)

Lower Interest Cost, Longer Tenure, and No Change of Control Covenant

CUSIPS:
- **74446DAJ7: Series 2021, 33-year, 4.25% Coupon**
- 74446DAH1: Series 2021, 20-year, 4.00% Coupon
- 74446DAG3: Series 2021, 15-year, 4.00% Coupon


6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
1/28/25
3/28/25
5/28/25
7/28/25
9/28/25
11/28/25
1/28/26
3/28/26

CUSIP:
- **74442PV28: Series 2026, 5-year, 6.00% Coupon**


6.05%
6.00%
5.95%
5.90%
5.85%
5.80%
5.75%
5.70%
1/30/26
2/28/26
3/31/26
4/30/26
5/31/26
6/30/26

SERIES 2026 INVESTOR PARTICIPATION

- **● Lord Abbett**
- **● Capital Research & Management**
- ● PIMCO
- ● Goldman Sachs Asset Management
- ● Federated Investment Management
- ● Invesco Advisors
- **● T. Rowe Price**
- **● Millenium**
- **● Manulife Asset Management Ltd**
- **● Susquehanna International Group**
- ● Aberdeen Asset Management
- ● Victory Capital Management
- ● Van Eck Associates Corporation
- ● Centiva Capital
- ● Mackay Shields
- **● Spring Lake Asset Management**
- ● Headwaters Holdings LLC
- ● Gulfstream Capital

● *Repeat investor — also participated in the 2021 offering or was a 2021 investor*

Target Economics with Stabilized Portfolio

Convergence towards Project Unit Economics with Scale

ENHANCED Enhanced with Subordinated Bonds - Lower Equity Requirement and Higher ROE



$45/SF
- $3/SF Gr. Rent
- $6/SF OPEX
$39/SF Rent
$6 Fuel
Revenue
$36/SF
$10.25
Sr Interest
$5.25
Sub Interest
$20.50/SF
Pre-Tax
Income
Income



$300/SF
JPM
$195/SF
65%
(~5%) int.
Sub Bonds
$75/SF
25%
(7%) int.[2]
$30/SF
Equity
10%
Construction

$20.5 income

$30 equity

~68%

PRE-TAX ROE

[1] Charts depict illustrative full-stabilized Sky Harbour unit economics. Actual results may vary based on construction costs, lease-up timing, financing terms, and market conditions. Not a guarantee of future performance.

[2] 6% bond interest + drag of ~1% given capitalized interest and debt service reserve fund


SkyHarbour
Contact Us: investors@skyharbour.group